UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive
Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 342-5454

10225 Westmoor Drive, Westminster, Colorado 80021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the execution and terms of the Seller Note (as defined below) contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

The description of the Seller Note contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Note, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by ZimVie Inc., a Delaware corporation (“ZimVie”), on December 18, 2023 with the Securities and Exchange Commission (the “SEC”), on December 15, 2023, ZimVie entered into an Equity Purchase Agreement (as amended, the “Purchase Agreement”) with ZEB Buyer, LLC, a Delaware limited liability company (“Purchaser”), and Zimmer Biomet Spine, LLC, a Delaware limited liability company (formerly Zimmer Biomet Spine, Inc., a Delaware corporation) (the “Transferred Company”), pursuant to which Purchaser agreed to acquire from ZimVie or one of its wholly owned subsidiaries all of the issued and outstanding equity interests of the Transferred Company and certain other subsidiaries of ZimVie (such entities, the “Transferred Entities”, and such transactions, collectively, the “Transaction”), which following (x) certain pre-closing actions contemplated by the Purchase Agreement and (y) the exercise by ZimVie, on February 6, 2024, of its put option in respect of the portion of ZimVie’s spine business conducted in France, held ZimVie’s spine business (other than ZimVie’s foreign spine business in certain deferred markets, the transfer of which to Purchaser or one or more of its affiliates will occur on one or more future dates, subject to the satisfaction or waiver of limited deferred markets closing conditions as set forth in the Purchase Agreement).

On April 1, 2024 (the “Closing Date”), and pursuant to the Purchase Agreement, Purchaser or one of its affiliates acquired all of the issued and outstanding equity interests of the Transferred Entities. The gross purchase price was $375,000,000, comprised of $315,000,000 in cash, subject to certain customary adjustments as set forth in the Purchase Agreement, and $60,000,000 in the form of a subordinated promissory note payable by Purchaser to ZimVie (the “Seller Note”).

The Seller Note, dated as of the Closing Date, was issued by Purchaser to ZimVie in the aggregate principal amount of $60,000,000 and is subject to certain customary representations and warranties, covenants and events of default. The obligations under the Seller Note are subordinated to certain senior obligations of Purchaser, including Purchaser’s obligations under the Credit Agreement (as defined in the Seller Note). The Seller Note will accrue interest at a rate equal to 10% per annum, compounded semiannually (which interest will be paid in kind by increasing the aggregate principal amount of the Seller Note), allow for optional prepayment by Purchaser at any time (subject to the payment subordination provisions set forth therein) and mature at the earlier of (i) five and a half years following the Closing Date and (ii) the occurrence of certain change of control events. In addition, Purchaser will be obligated to prepay the Seller Note under certain circumstances.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to ZimVie’s Form 8-K filed on December 18, 2023 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 1, 2024, ZimVie issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Additionally, on April 1, 2024, ZimVie made available an investor presentation in connection with the completion of the Transaction. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, are being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, prospects and product and service offerings, including expected benefits, opportunities, and other prospects as a result of the Transaction. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to, the possibility that ZimVie may be unable to achieve the expected operational, strategic and financial benefits of the Transaction. For a list and description of other such risks, uncertainties and changes in circumstances, see ZimVie’s periodic reports filed with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in ZimVie’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Equity Purchase Agreement, dated as of December 15, 2023, among ZimVie Inc., ZEB Buyer, LLC and Zimmer Biomet Spine, LLC (formerly Zimmer Biomet Spine, Inc.) (incorporated by reference to Form 8-K filed with the SEC on December 18, 2023).

10.1	Promissory Note, dated April 1, 2024, between ZEB Buyer, LLC and ZimVie Inc.

99.1	Press Release, dated April 1, 2024.

99.2	Investor Presentation, dated April 1, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ZimVie hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZimVie Inc.

Date: April 1, 2024	By:	/s/ Heather Kidwell
	Name:	Heather Kidwell
	Title:	Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary

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